Exhibit 99.1

Progenics Pharmaceuticals, Inc. One World Trade Center 47th Floor, Suite J New York, New York 10007 (646) 975-2500 www.progenics.com

PROGENICS PHARMACEUTICALS ISSUES STATEMENT REGARDING VELAN CAPITAL

Progenics Board Deeply Committed to Enhancing Value for all Shareholders

Repeated Efforts to Engage Meaningfully with Velan Rebuffed

No Shareholder Action Required at this Time

NEW YORK, May 6, 2019 – Progenics Pharmaceuticals, Inc. (NASDAQ:PGNX) (“Progenics” or the “Company”), an oncology company developing innovative targeted medicines and artificial intelligence to find, fight and follow cancer, today issued the following statement in response to the letter issued by Velan Capital LP (“Velan”):

The Progenics Board of Directors (the “Board”) is deeply committed to enhancing value for all shareholders and overseeing the Company’s strategy to find, fight and follow cancer.

Significant Progress Executing Value-Creating Strategic Initiatives

Over the past year, Progenics has made significant progress advancing its business and accelerating growth. This progress has been demonstrated by securing FDA approval of AZEDRA — the first and only therapy for the treatment of advanced or metastatic pheochromocytoma and paraganglioma — and launching AZEDRA. In parallel with these commercial efforts, the Company continues to advance its pipeline and PSMA-targeted imaging agents and therapeutics into later-stage development, and to form validating partnerships with Bausch Health Companies, Inc., Bayer AG, Curium and FUJIFILM RI Pharma Co. Ltd. that both extend the reach of its programs and accelerate development.

The Company is committed to taking steps to build on this positive momentum as management diligently executes its strategy to improve the lives of patients and deliver value for shareholders. The Company intends to provide meaningful updates regarding its commercial and clinical initiatives on its first quarter 2019 earnings call scheduled for Thursday, May 9, 2019.

Highly Experienced and Engaged Board Open to Constructive Shareholder Engagement

Progenics’ diverse, experienced and independent Board actively oversees its strategy and is committed to serving the best interests of the Company and its shareholders. The Board comprises seven highly qualified and experienced directors, six of whom are independent. These directors bring expansive drug development, commercialization, operational and financial experience from across the pharmaceutical industry. The Board recognizes the importance of having the right mix of skills, expertise and experience to effectively oversee the Company and regularly reviews the Board’s composition and its refreshment to ensure alignment with the interests of shareholders.

Repeated Efforts to Engage Meaningfully with Velan Rebuffed

Progenics notes that its repeated efforts to engage meaningfully with Velan have been rebuffed. The Company presented Velan with specific proposals on April 30, 2019 and May 3, 2019 in an effort to address Velan’s concerns and reach a mutually agreeable resolution without the unnecessary cost and disruption of a public campaign. Velan rejected the Company’s first proposal outright and failed even to reply to the second proposal.

In addition to this outreach, the Company’s Nominating and Corporate Governance Committee interviewed and duly considered Velan’s six proposed director candidates under its standard process even though Velan’s proposed candidates are not eligible for nomination or election as directors at the 2019 Annual Meeting. As Velan confirmed in today’s letter to the Board, Velan was not in compliance with the Company’s bylaws when it provided notice of its proposed slate. The Company notes that its bylaws, including customary requirements to make timely and valid director nominations, are in place to protect the interests of ALL shareholders.

Progenics believes that despite its ongoing efforts to engage with Velan, Velan has repeatedly declined to negotiate in good faith with the Company, and instead, has chosen only to deliver unreasonable demands and deadlines to the Board. The Board is open-minded with regard to opportunities to enhance shareholder value and will continue to take actions that it believes are in the best interests of the Company and all of its shareholders.

Progenics’ shareholders are not required to take any action at this time. The Board will present its formal recommendation regarding director nominations in the Company’s proxy materials that will be filed with the SEC and mailed—including a WHITE proxy card—to shareholders eligible to vote at the 2019 Annual Meeting. The 2019 Annual Meeting has not yet been scheduled.

Jefferies LLC is serving as financial advisor to Progenics and O’Melveny & Myers LLP and Vinson & Elkins L.L.P. are serving as legal counsel.

About PROGENICS

Progenics is an oncology company focused on the development and commercialization of innovative targeted medicines and artificial intelligence to find, fight and follow cancer, including: therapeutic agents designed to treat cancer (AZEDRA®, 1095, and PSMA TTC); prostate-specific membrane antigen (“PSMA”) targeted imaging agent for prostate cancer (PyL™); and imaging analysis technology (aBSI and PSMA AI). Progenics has two commercial products, AZEDRA, for the treatment of patients with unresectable, locally advanced or metastatic pheochromocytoma or paraganglioma (rare neuroendocrine tumors of neural crest origin) who require systemic anticancer therapy; and RELISTOR® (methylnaltrexone bromide) for the treatment of opioid-induced constipation, which is partnered with Bausch Health Companies Inc.

Forward Looking Statements

This press release contains projections and other “forward-looking statements” regarding future events. Statements contained in this communication that refer to Progenics’ estimated or anticipated future results or other non-historical facts are forward-looking statements that reflect Progenics’ current perspective of existing trends and information as of the date of this communication and include statements regarding Progenics’ strategic and operational plans and delivering value for shareholders. Forward looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such statements are predictions only, and are subject to risks and uncertainties that could cause actual events or results to differ materially. These risks and uncertainties include, among others, the costs and management distraction attendant to a proxy contest; market acceptance for approved products; the risk that the commercial launch of AZEDRA may not meet revenue and income expectations; the cost, timing and unpredictability of results of clinical trials and other development activities and collaborations; the unpredictability of the duration and results of regulatory review of New Drug Applications (NDA) and Investigational NDAs; the inherent uncertainty of outcomes in the intellectual property disputes such as the dispute with the University of Heidelberg regarding PSMA-617; our ability to successfully develop and commercialize products that incorporate licensed intellectual property; the effectiveness of the efforts of our partners to market and sell products on which we collaborate and the royalty revenue generated thereby; generic and other competition; the possible impairment of, inability to obtain and costs of obtaining intellectual property rights; possible product safety or efficacy concerns, general business, financial, regulatory and accounting matters, litigation and other risks. More information concerning Progenics and such risks and uncertainties is available on its website, and in its press releases and reports it files with the SEC, including those risk factors included in its Annual Report on Form 10-K for the year ended December 31, 2018, as updated in its subsequent Quarterly Reports on Form 10-Q. Progenics is providing the information in this press release as of its date and, except as expressly required by law, Progenics disclaims any intent or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or circumstances or otherwise.

Additional information concerning Progenics and its business may be available in press releases or other public announcements and public filings made after this press release. For more information, please visit www.progenics.com. Information on or accessed through our website or social media sites is not included in the Company’s SEC filings.

Important Additional Information

Progenics will be filing a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies for its 2019 Annual Meeting. Progenics’ shareholders are strongly encouraged to read the proxy statement (including any amendments or supplements thereto) and the accompanying WHITE proxy card when they become available because they will contain important information. Shareholders will be able to obtain copies of Progenics’ 2019 proxy statement, any amendments or supplements to the proxy statement, and other documents filed by Progenics with the SEC in connection with its 2019 Annual Meeting for no charge at the SEC’s website at www.sec.gov. Copies will also be available for no charge in the Investors section of Progenics’ website at www.progenics.com.

Progenics, its directors, executive officers and certain employees may be deemed participants in the solicitation of proxies from stockholders in connection with Progenics’ 2019 Annual Meeting. The Company’s Annual Report on Amendment No. 1 on Form 10-K/A filed with the SEC on April 30, 2019 (“Form 10-K/A”) contains information regarding the direct and indirect interest, by securities holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. If the holdings of the Company’s securities change from the amounts provided in Form 10-K/A, such changes will be set forth in SEC filings on Forms 3, 4 and 5, which can be found in the Investors section of Progenics’ website at www.progenics.com or through the SEC’s website at www.sec.gov. Additional information about Progenics’ directors and executive officers is also available in Progenics’ proxy statement for its 2018 Annual Meeting filed with the SEC on April 30, 2018. More detailed and updated information regarding Progenics’ directors, executive officers and other persons who may, under rules of the SEC, be considered participants in the solicitation of proxies for the 2019 Annual Meeting, including their respective direct or indirect interests by security holdings or otherwise, also will be set forth in the definitive proxy statement for Progenics’ 2019 Annual Meeting when it is filed with the SEC.

Investor Contact
Melissa Downs
Investor Relations
(646) 975-2533
mdowns@progenics.com

Additional Investor Contact

Bob Marese / David Whissel

MacKenzie Partners, Inc.

(212) 929-5500

Media Contact

Michael Freitag / James Golden / Clayton Erwin

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

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